In re: Jensen, et al., v. iShares Trust, et al., CGC 16-552567

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core
S&P 500 ETF, iShares Russell Mid-Cap Growth
ETF, iShares Russell Mid-Cap ETF, iShares
Russell Mid-Cap Value ETF, iShares Select
Dividend ETF, iShares Morningstar Mid-Cap
ETF, iShares Morningstar Large-Cap ETF,
iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, "Defendants") in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a 'flash crash', such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On
October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs' claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs' claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court.